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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 8, 1997

                            SOVEREIGN BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


         Pennsylvania                 0-16533                 2-2453088
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation              File Number)             Ident. No.)


1130 Berkshire Boulevard, Wyomissing, Pennsylvania         19610
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    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (610) 320-8400
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                                      N/A
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events

     On February 18, 1997, Sovereign Bancorp, Inc. ("Sovereign") completed its acquisition of all of the outstanding capital stock of First State Financial Services, Inc. ("FSFS"), the holding company for First DeWitt Bank (the "FSFS Acquisition"). The FSFS Acquisition was accounted for as a pooling of interests.

     On August 29, 1997, Sovereign completed its acquisition of all of the outstanding capital stock of Bankers Corp. ("BKCO"), the holding company for Bankers Savings, a $2.6 billion federal savings bank (the "BKCO Acquisition"). The BKCO Acquisition was accounted for as pooling of interests.

     On September 18, 1997, Sovereign entered into an Agreement and Plan of Merger with ML Bancorp, Inc. ("ML Bancorp") providing, among other things, for the merger (the "ML Bancorp Merger") of ML Bancorp with and into Sovereign. ML Bancorp, a Pennsylvania corporation, is the holding company for Main Line Bank, a Pennsylvania savings bank. At September 30, 1997, ML Bancorp had total unaudited consolidated assets, deposits and shareholders' equity of approximately $2.3 billion, $1.0 billion and $160 million, respectively. In connection with the ML Bancorp Merger, Sovereign is filing with the Securities and Exchange Commission a Registration Statement on Form S-4 (the "Registration Statement") to register shares of its common stock for issuance to shareholders of ML Bancorp Merger. Pursuant to Item 10(b)(3) of Form S-4, Sovereign, among other things, is required to either include in the Prospectus that which constitutes a part of the Registration Statement or incorporate by reference therein, historical financial statements restated to reflect the FSFS Acquisition and the BKCO Acquisition. Accordingly, attached hereto as Exhibit
99.1 and incorporated herein by reference are (i) the audited Supplemental Consolidated Balance Sheets as of December 31, 1996 and 1995 and the Supplemental Consolidated Statements of Operations, Supplemental Consolidated Statements of Stockholders' Equity and Supplemental Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994 of Sovereign restated to reflect the FSFS Acquisition and the BKCO Acquisition and (ii) the Report of Ernst & Young LLP thereon.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit 27   - Financial Data Schedule

         Exhibit 99.1 - The Supplemental Consolidated Balance Sheets as of
                        December 31, 1996 and 1995 and the Supplemental Consolidated Statements of Operations, Supplemental Consolidated Statements of Stockholders' Equity and Supplemental Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994 of Sovereign Bancorp, Inc. and the related Notes thereto and the Report of Ernst & Young LLP thereon.

         Exhibit 99.2 - The Consolidated Balance Sheets as of September 30,
                        1996 and 1995 and the Consolidated Statements of Operations, Consolidated Statements in Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended September 30, 1996, 1995 and 1994 of First State Financial Services, Inc. and the related Notes thereto and the Report of KPMG Peat Marwick LLP thereon.

         Exhibit 99.3 - The Consolidated Statements of Condition as of December
                        31, 1996 and 1995 and the Consolidated Statements of Income, Consolidated Statements of Changes in Income, Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994 of Bankers Corp. and the related Notes thereto and the Report of KPMG Peat Marwick LLP thereon.


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         Exhibit 99.4 - Consent of Ernst & Young LLP.

         Exhibit 99.5 - Consent of KPMG Peat Marwick LLP.

         Exhibit 99.6 - Consent of KPMG Peat Marwick LLP.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOVEREIGN BANCORP. INC.

Dated: December 8, 1997

                                    By /s/ Mark R. McCollom
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                                      Mark R. McCollom
                                      Chief Accounting Officer


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                                 EXHIBIT INDEX

Exhibit
Number
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  27      Financial Data Schedule

  99.1 The Supplemental Consolidated Balance Sheets as of December 31, 1996 and 1995 and the Supplemental Consolidated Statements of Operations, Supplemental Consolidated Statements of Stockholders' Equity and Supplemental Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994 of Sovereign Bancorp, Inc. and the related Notes thereto and the Report of Ernst & Young LLP thereon.

  99.2 The Consolidated Balance Sheets as of September 30, 1996 and 1995 and the Consolidated Statements of Operations, Consolidated Statements in Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended September 30, 1996, 1995 and 1994 of First State Financial Services, Inc. and the related Notes thereto and the Report of KPMG Peat Marwick LLP thereon (Incorporated herein by reference to Exhibit 99.2 to Sovereign's Current Report on Form 8-K filed on
          June 17, 1997).

  99.3 The Consolidated Statements of Condition as of December 31, 1996 and 1995 and the Consolidated Statements of Income, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994 of Bankers Corp. and the related Notes thereto and the Report of KPMG Peat Marwick LLP thereon (Incorporated herein by reference to Exhibit 99.2 to Sovereign's Current Report on Form 8-K/A filed on November 14, 1997.)

  99.4    Consent of Ernst & Young LLP.

  99.5    Consent of KPMG Peat Marwick LLP.

  99.6    Consent of KPMG Peat Marwick LLP.

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